Exhibit 8.1

Subsidiaries

The following is a list of the subsidiaries of Desc, S.A. de C.V. as of June 25, 2002. Unless otherwise noted, all of these subsidiaries were incorporated under the laws of Mexico.

Chemical Sector

1. BIOQUIMEX NATURAL, S.A. DE C.V.
2. CID CENTRO DE INVESTIGACIÓN Y DESARROLLO TECNOLOGICO, S.A. DE C.V.
3. DIRECCIÓN IRSA, S.A. DE C.V.
4. DYNASOL ELASTÓMEROS, S.A. (Spain)
5. DYNASOL ELASTOMEROS, S.A. DE C.V.
6. DYNASOL GESTION, S.A. (Spain)
7. DYNASOL, L.L.C. (Delaware, USA)
8. FENOQUIMIA, S.A. DE C.V.
9. FORESTACIONES OPERATIVAS DE MÉXICO, S.A. DE C.V.
10. GIRSA CORPORATIVO, S.A. DE C.V.
11. GIRSA INMOBILIARIA, S.A. DE C.V.
12. HORIZONTES, S.A DE C.V.
13. INDUSTRIAS NEGROMEX, S.A. DE C.V.
14. INMOBILIARIA THIERS, S.A. DE C.V.
15. NHUMO, S.A. DE C.V.
16. PARATEC ELASTOMERS L.L.C. (Delaware, USA)
17. PARATEC, S.A. DE C.V.
18. PLASTIGLAS DE MÉXCIO, S.A. DE C.V.
19. INDUSTRIAS RESISTOL, S.A. DE C.V.
20. QUIMIR, S.A. DE C.V.

21. RESIRENE, S.A. DE C.V.
22. REXCEL, S.A. DE C.V.
23. SERVICIOS FORESTACIONES DE MEXICO, S.A. DE C.V.
24. TECNO INDUSTRIA RF, S.A. DE C.V

Food Sector

1. ALIMENTOS DEL FUERTE, S.A. DE C.V.
2. AUTHENTIC ACQUISITION CORPORATION, INC. (Delaware, USA)
3. AUTHENTIC SPECIALTY FOODS, INC. (Texas, USA)
4. CELESTIAL DE MÉXICO, S.A. DE C.V.
5. CORFUERTE, S.A. DE C.V.
6. INTERCAFE, S.A. DE C.V.
7. LA VICTORIA FOODS, INC. (California, USA)
8. NAIR INDUSTRIAS, S.A. DE C.V.
9. PESQUERA NAIR, S.A. DE C.V.
10. PROPEMAZ, S.A. DE C.V.
11. SERVICIOS CORFUERTE, S.A. DE C.V.
12. AQUALARVA, S.A. DE C.V.
13. AQUANOVA CORPORATIVO, S.A. DE C.V.
14. AQUANOVA, S.A. DE C.V.
15. AQUATECNOLOGIA, S.A. DE C.V.
16. COMERCIALIZADORA AQUANOVA, S.A. DE C.V.
17. GRANJAS AQUANOVA DE SINALOA, S.A. DE C.V.
18. GRANJAS AQUANOVA, S.A. DE C.V.
19. NUTRIENTES AQUANOVA, S.A. DE C.V.

20. AGROKÉN, S.A. DE C.V.
21. COMERCIALIZADORA PORCICOLA MEXICANA, S.A. DE C.V.
22. GPM SERVICIOS, S.A. DE C.V.
23. GRUPO PORCICOLA MEXICANO, S.A. DE C.V.
24. NUTRIMENTOS GPM, S.A.DE C.V.

Autoparts Sector

1. ADMINISTRACION Y CONTROL HAYES, S.A. DE C.V.
2. AUTOMETALES, S.A. DE C.V.
3. AUTOPAR DISTRIBUIDORA, S.A. DE C.V.
4. BUJIAS MEXICANAS, S.A. DE C.V.
5. CARDANES, S.A. DE C.V.
6. CENTRO DE DESARROLLO INDUSTRIAL, S.A. DE C.V.
7. COMERCIALIZADORA MORESA, S.A. DE C.V.
8. CORPORACION INMOBILIARIA DE MEXICO, S. A. DE C.V.
9. CORPORATIVO UNIKO. S.A. DE C.V.
10. DIRECSPICER, S.A. DE C.V.
11. DM NACIONAL, S.A. DE C.V.
12. EJES TRACTIVOS, S.A. DE C.V.
13. ENGRANES CONICOS, S.A. DE C.V.
14. FORJAS SPICER S.A. DE C.V.
15. FUPRESA, S.A. DE C.V.
16. HAYES WHEELS ACERO, S.A. DE C.V.
17. HAYES WHEELS ALUMINIO, S.A. DE C.V.
18. HAYES WHEELS DE MEXICO, S.A. DE C.V.

19. INDUSTRIA ELECTRICA AUTOMOTRIZ, S. A. DE C.V.
20. INDUSTRIAS RUIZ GALINDO, S.A. DE C.V.
21. INMOBILIARIA CORCEL, S.A. DE C.V.
22. INMOBILIARIA EL PUENTE, S.A. DE C.V.
23. INMOBILIARIA UNIK, S.A. DE C.V.
24. MORESA, S.A. DE C.V.
25. MORESTANA, S.A. DE C.V.
26. PINTURAS, ESTAMPADO Y MONTAJE, S.A. DE C.V.
27. PISTONES MORESA, S.A. DE C.V.
28. SPICER, S.A. DE C.V.
29. T. F. VICTOR, S.A. DE C.V.
30. TECNOMAC, S.A. DE C.V.
31. TRANSMISIONES TSP S.A. DE C.V.
32. TRANSMISIONES Y EQUIPOS MECANICOS, S.A. DE C.V.
33. TRANSMISSION TECHNOLOGIES CORPORATION (Michigan, USA)
34. UNICORP, S.A. DE C.V.
35. UNIK, S.A. DE C.V.
36. UNIKO, INC. (USA)
37. VEHICULOS Y COMPONENTES S.A. DE C.V.
38. VELCON, S.A. DE C.V.
39. VILLA INDUSTRIAL, S.A. DE C.V.

Real Estate Sector

1. BOSQUES DE CHILUCA, S.A. DE C.V.
2. BOSQUES DE LAS LOMAS, S.A. DE C.V.
3. BOSQUES DE SANTA FE, S.A. DE C.V.

4. CANTILES DE MITA, S.A. DE C.V.
5. CAÑADA DE SANTA FE, S.A. DE C.V.
6. CLUB DE GOLF CAÑADA DE SANTA FE, S.A. DE C.V.
7. CLUB DE GOLF PUNTA MITA, S.A. DE C.V.
8. CLUB ECUESTRE CHILUCA, S.A. DE C.V.
9. CORPORATIVO ARCOS II, S.A. DE C.V.
10. CORPORATIVO DINE, S.A. DE C.V.
11. GRUPO INMOBILIARIO MSB, S.A. DE C.V.
12. HOLDING DICOMEX, S.A. DE C.V.
13. INMOBILIARIA DINE, S.A. DE C.V.
14. PROMOTORA RED, S.A. DE C.V.
15. OPERADORA CLUB DE GOLF PUNTA MITA, S.A. DE C.V.
16. OPERADORA DE NAYARIT, S.A. DE C.V.
17. PROMOCIONES BOSQUES, S.A. DE C.V.
18. PROMOTORA INMOBILIARIA HIDALGUENSE, S.A. DE C.V.
19. RESORT CLUB PUNTA MITA, S.A. DE C.V.
20. TURÍSTICA AKKO, S.A. DE C.V.

Corporate Companies

1. AEROPYCSA, S.A. DE C.V.
2. AGROBIOS CORPORATIVO, S.A. de C.V.
3. BIG SOFT, S.A. DE C.V.
4. CORPORATIVO ARCOS DESC, S.A. DE C.V.
5. PACIFIC INTERNATIONAL AIRWAYS, S.A. DE C.V.
6. PROMOCIÓN Y CONTROL, S.A. DE C.V.

7. SERVICIOS A CONDOMINIOS, S.A. DE C.V.
8. SERVICIOS CORPORATIVOS ARCOS, S.A. DE C.V.
9. FOMENTO HIPOTECARIO, S.A. DE C.V. SOCIEDAD FINANCIERA DE OBJETO LIMITADO